Principal Variable Contracts Funds, Inc.
Supplement dated December 16, 2024
to the Prospectus and Statement of Additional Information
both dated May 1, 2024
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
On December 11, 2024, the Board of Directors of Principal Variable Contracts Fund, Inc. (the “Registrant”) took the following actions:
•Approved the conversion of all Class 3 shares into Class 2 shares, as applicable, following the close of business on May 1, 2025; and
•Approved name changes for the following Funds: U.S. LargeCap Buffer January Account, U.S. LargeCap Bugger April Account, U.S. LargeCap Buffer July Account, and U.S. LargeCap Buffer October Account effective May 1, 2025. The Funds listed under Current Account Name in the table below will change their name to the name listed under New Account Name.

Current Account Name	New Account Name
U.S. LargeCap Buffer January Account	U.S. LargeCap S&P 500 Index Buffer January Account
U.S. LargeCap Buffer April Account	U.S. LargeCap S&P 500 Index Buffer April Account
U.S. LargeCap Buffer July Account	U.S. LargeCap S&P 500 Index Buffer July Account
U.S. LargeCap Buffer October Account	U.S. LargeCap S&P 500 Index Buffer October Account
Additionally, the Registrant made certain changes to its Officers, which are set forth in additional detail below.
The changes described below are being made to the Registrant’s Prospectus.

SUMMARIES FOR THE FOLLOWING ACCOUNTS

Diversified Balanced Account	Diversified Growth Adaptive Allocation Account
Diversified Balanced Adaptive Allocation Account	Diversified Growth Strategic Allocation Account
Diversified Balanced Strategic Allocation Account	Diversified Income Account
Diversified Growth Account	Equity Income Account
SHARE CLASS CONVERSION NOTICE: On December 11, 2024, the Fund’s Board of Directors approved the conversion of the Fund’s Class 3 shares into Class 2 shares. Following the close of business on May 1, 2025, Class 3 shares of the Fund will automatically convert into Class 2 shares of the Fund, on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of any charges. As a result of the conversion, the impacted shareholders will be in a better position with respect to expenses, as expenses are lower for Class 2 than for the current Class 3 shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. Effective as of the close of the New York Stock Exchange on February 21, 2025, Class 3 shares will no longer be available for purchase from new retirement plans, except in limited circumstances.
On May 1, 2025, delete references to Class 3 shares of these Funds, including information regarding the conversion plan, from the Prospectus.

SUMMARY FOR U.S. LARGECAP BUFFER JANUARY ACCOUNT
On December 11, 2024, the Fund’s Board of Directors approved a change to the name of the U.S. LargeCap Buffer January Account. On May 1, 2025, the U.S. LargeCap Buffer January Account will change its name to the U.S. LargeCap S&P 500 Index Buffer January Account. On that date, delete all references in this Prospectus to the U.S. LargeCap Buffer January Account, and replace with U.S. LargeCap S&P 500 Index Buffer January Account.

SUMMARY FOR U.S. LARGECAP BUFFER APRIL ACCOUNT
On December 11, 2024, the Fund’s Board of Directors approved a change to the name of the U.S. LargeCap Buffer April Account. On May 1, 2025, the U.S. LargeCap Buffer April Account will change its name to the U.S. LargeCap S&P 500 Index Buffer April Account. On that date, delete all references in this Prospectus to the U.S. LargeCap Buffer April Account, and replace with U.S. LargeCap S&P 500 Index Buffer April Account.

SUMMARY FOR U.S. LARGECAP BUFFER JULY ACCOUNT
On December 11, 2024, the Fund’s Board of Directors approved a change to the name of the U.S. LargeCap Buffer July Account. On May 1, 2025, the U.S. LargeCap Buffer July Account will change its name to the U.S. LargeCap S&P 500 Index Buffer July Account. On that date, delete all references in this Prospectus to the U.S. LargeCap Buffer July Account, and replace with U.S. LargeCap S&P 500 Index Buffer July Account.

SUMMARY FOR U.S. LARGECAP BUFFER OCTOBER ACCOUNT
On December 11, 2024, the Fund’s Board of Directors approved a change to the name of the U.S. LargeCap Buffer October Account. On May 1, 2025, the U.S. LargeCap Buffer October Account will change its name to the U.S. LargeCap S&P 500 Index Buffer October Account. On that date, delete all references in this Prospectus to the U.S. LargeCap Buffer October Account, and replace with U.S. LargeCap S&P 500 Index Buffer October Account.

ONGOING FEES
On May 1, 2025, delete the third bullet point titled Other Expenses under the third paragraph and replace with the following:
Other Expenses — A portion of certain expenses are allocated to all classes of the Funds, unless an expense is specific to a particular share class. Other expenses include, for example, interest expense, expenses related to fund investments, and index licensing fees.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
On May 1, 2025, under Other Payments to Intermediaries, delete the third paragraph.

The changes described below are being made to the Registrant’s SAI.
Following the close of business on May 1, 2025, delete references to Class 3 shares from the SAI.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete rows for Deanna Y. Pellack and Beth C. Wilson, and add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Counsel (since 2022) The Northern Trust Company Vice President (2019-2022)

INVESTMENT ADVISORY AND OTHER SERVICES
On May 1, 2025, remove the Administrative Services Plan and Agreement section in its entirety.

GENERAL INFORMATION
On May 1, 2025, delete the heading above the first paragraph and replace with the following:
LargeCap S&P 500 Index, LargeCap S&P 500 Managed Volatility Index, U.S. LargeCap S&P 500 Index Buffer January, U.S. LargeCap S&P 500 Index Buffer April, U.S. LargeCap S&P 500 Index Buffer July, and U.S. LargeCap S&P 500 Index Buffer October Accounts
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